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FORM 8-A/A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

JED Oil Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	N/A
(State (jurisdiction) of incorporation or organization)	(IRS Employer Identification Number)

Suite 2600, 500-4th Avenue S.W.
Calgary, Alberta, Canada T2P 2V6
(403) 537-3250
(Address of principal executive offices)

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. ☐

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. ☐

        Securities to be registered pursuant to Section 12(b) of the Act: Common Stock, no par value

        Name of each exchange on which each class is to be registered: American Stock Exchange

        Securities to be registered pursuant to Section 12(g) of the Act: None

DESCRIPTION OF SECURITIES

ITEM 1. Description of Registrant's Securities To Be Registered

        Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-111435, filed on December 22, 2003 and as amended from time to time thereafter, is incorporated herein by reference, including specifically, "Description of Securities," contained therein.

ITEM 2. Exhibits

  1.
  1.1 Specimen Certificate for no par value common stock of the Registrant(1)

  2.
  Articles of Incorporation of Registrant, filed as Exhibit 3.1 to the Registration Statement on Form S-1 under the Securities Act of 1933, No. 333-111435, filed on December 22, 2003 and incorporated herein by reference

  3.
  Bylaws of Registrant, filed as Exhibit 3.2 to the Registration Statement on Form SB-2 under the Securities Act of 1933, No. 333-111435, filed on December 22, 2003 and incorporated herein by reference

(1)
Previously Filed

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

JED Oil Inc.
By:	/s/ BRUCE A. STEWART Bruce A. Stewart Chief Financial Officer

Date: April 2, 2004

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DESCRIPTION OF SECURITIES
  ITEM 1. Description of Registrant's Securities To Be Registered
  ITEM 2. Exhibits
SIGNATURE